UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Leidos Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 1, 2020. Meeting Information LEIDOS HOLDINGS, INC. Meeting Type: Annual Meeting For holders as of: March 10, 2020 Date:    May 1, 2020    Time:    9:00 AM Local Time Location: 1750 Presidents Street Reston, Virginia 20190 You are receiving this communication because you hold shares in the company named above. ATTN: STOCK PROGRAMS 1750 PRESIDENTS STREET This is not a ballot. You cannot use this notice to vote these RESTON, VA 20190 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P34154 See proxy the materials reverse and side voting of this instructions notice to obtain . E97619—

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: LEIDOS ANNUAL REPORT ON FORM 10-K AND THE PROXY MATERIALS FOR THE ANNUAL MEETING How to View Online: Have the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 17, 2020 to facilitate timely delivery. How To Vote SCAN TO VIEW MATERIALS & VOTE w Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. VOTE CONFIRMATION You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on May 1, 2020 via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page). Vote Confirmation is available 24 hours after your vote is received beginning April 16, 2020, with the final vote tabulation remaining available through July 1, 2020.

Voting Items

VOTE ON DIRECTORS - The Board of Directors recommends a vote FOR each of the nominees listed below.

1. Nominees:

1a. Gregory R. Dahlberg

1b. David G. Fubini

1c. Miriam E. John

1d. Frank Kendall III

1e. Robert C. Kovarik, Jr.

1f. Harry M.J. Kraemer, Jr.

1g. Roger A. Krone

1h. Gary S. May

1i. Surya N. Mohapatra

1j. Lawrence C. Nussdorf

1k. Robert S. Shapard

1l. Susan M. Stalnecker

1m. Noel B. Williams

E97621-P34154

VOTE ON PROPOSAL 2 - The Board of Directors recommends a vote FOR proposal 2.

2. Approve, by an advisory vote, executive compensation.

VOTE ON PROPOSAL 3 - The Board of Directors recommends a vote FOR proposal 3.

3. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2021.

VOTE ON PROPOSAL 4 - The Board of Directors recommends a vote FOR proposal 4.

4. Approve an amendment to the certificate of incorporation to eliminate cumulative voting.

VOTE ON PROPOSAL 5 - The Board of Directors recommends a vote FOR proposal 5.

5. Approve an amendment to the certificate of incorporation to eliminate supermajority voting provisions.

VOTE ON PROPOSAL 6 - The Board of Directors recommends a vote AGAINST proposal 6.

6. Stockholder proposal regarding stockholder proxy access.